                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of earliest event reported): September 24, 2004

                             PRIME HOSPITALITY CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         1-6869                   22-2640625
        --------                         ------                   ----------
(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)

                 700 Route 46 East, Fairfield, New Jersey 07004
--------------------------------------------------------------------------------
                     Address of principal executive offices

       Registrant's telephone number, including area code: (973) 882-1010
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------

       N/A (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

          Item 8.01. OTHER EVENTS

          On September 24, 2004, Prime Hospitality Corp. issued a press release, attached hereto as Exhibit 99.1 and  incorporated  by reference,  announcing the determination  of the  consideration  to be paid in for its  outstanding  8 3/8%
Senior Subordinated Notes due 2012, in connection with its previously  announced cash tender offer and consent solicitation for the Notes.

          Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

              EXHIBIT NO.       EXHIBITS

              99.1              Press Release of Prime  Hospitality  Corp. dated
                                September 24, 2004.

                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRIME HOSPITALITY CORP.

Date:  September 27, 2004                By:  /s/  Richard T. Szymanski
                                            ------------------------------------
                                            Name:  Richard T. Szymanski
                                            Title: Senior Vice President and
                                                   Chief Financial Office